UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2018

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On October 25, 2018, Dril-Quip, Inc. (“Dril-Quip”) reported third quarter 2018 earnings. For additional information regarding Dril-Quip’s third quarter 2018 earnings, please refer to Dril-Quip’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

On October 25, 2018, Dril-Quip posted the Q3 2018 Supplemental Earnings Information presentation (the “Presentation”) to its website at www.dril-quip.com. The Presentation is attached hereto as Exhibit 99.2.

The information in the Press Release and the Presentation is being furnished, not filed, pursuant to Items 2.02 and 7.01. Accordingly, the information in the Press Release and the Presentation will not be incorporated by reference into any registration statement filed by Dril-Quip under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed below are being furnished pursuant to Items 2.02 and 7.01 of this Form 8-K:

Exhibit No.	Description

99.1	Press Release issued October 25, 2018.

99.2	Q3 2018 Supplemental Earnings Information Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ Jeffrey J. Bird
Jeffrey J. Bird
Vice President and Chief Financial Officer

Date: October 25, 2018

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